                                                                    Exhibit 10.6


                    INTELLECTUAL PROPERTY SECURITY AGREEMENT

         This Intellectual Property Security Agreement (this "IP Agreement") is made as of the 27th day of May, 2003 by and between NAVISITE, INC., a Delaware corporation with its principal place of business at 400 Minuteman Road, Andover, Massachusetts 01810 ("Grantor"), and SILICON VALLEY BANK, a California-chartered bank, with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054 and with a loan production office located at One Newton Executive Park, Suite 200, 2221 Washington Street, Newton, Massachusetts 02462, doing business under the name "Silicon Valley East" ("Lender").

                                    RECITALS

         A. Lender has agreed to make advances of money and to extend certain financial accommodations to Grantor (the "Loan"), pursuant to a certain Accounts Receivable Financing Agreement dated as of May 27, 2003 between Grantor and Lender, as amended from time to time (as amended, the "Loan Agreement"). The Loan is secured pursuant to the terms of the Loan Agreement. Lender is willing to enter into certain financial accommodations with Grantor, but only upon the condition, among others, that Grantor shall grant to Lender a security interest in certain Copyrights, Trademarks, Patents, and Mask Works, and other assets, to secure the obligations of Grantor under the Loan Agreement. Defined terms used but not defined herein shall have the same meanings as in the Loan Agreement.

         B. Pursuant to the terms of the Loan Agreement, Grantor has granted to Lender a security interest in all of Grantor's right title and interest, whether presently existing or hereafter acquired in, to and under all of the Collateral (as defined therein).

         NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged and intending to be legally bound, as collateral security for the prompt and complete payment when due of Grantor's Indebtedness (as defined below), Grantor hereby represents, warrants, covenants and agrees as follows:

         1. Grant of Security Interest. As collateral security for the prompt and complete payment and performance of all of Grantor's present or future indebtedness, obligations and liabilities to Lender (hereinafter, the "Indebtedness") under the Loan Agreement, Grantor hereby grants a security interest in all of Grantor's right, title and interest in, to and under its registered and unregistered intellectual property collateral (all of which shall collectively be called the "Intellectual Property Collateral"), including, without limitation, the following:

                  (a) Any and all copyright rights, copyright applications, copyright registrations and like protections in each work or authorship and derivative work thereof of Grantor, whether published or unpublished, registered or unregistered, and whether or not the same also constitutes a trade secret, now or hereafter existing, created, acquired or held, including without limitation those set forth on EXHIBIT A attached hereto (collectively, the "Copyrights");

                  (b) Any and all trade secret rights, including any rights to unpatented inventions, know-how, operating manuals, license rights and agreements, and confidential information owned by Grantor, and any and all intellectual property rights in computer software and computer software products now or hereafter existing, and created, acquired or owned by Grantor;

                  (c) Any and all design rights owned by Grantor now or hereafter existing, and created or acquired by Grantor;

                  (d) All patents, patent applications and like protections owned by Grantor including, without limitation, improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same, including without limitation the patents and patent applications set forth on EXHIBIT B attached hereto (collectively, the "Patents");

                  (e) Any trademark and service mark rights, slogans, trade dress, and trade names, trade styles, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business of Grantor connected with and symbolized by such trademarks, including without limitation those set forth on EXHIBIT C attached hereto (collectively, the "Trademarks");

                  (f) All mask works or similar rights available for the protection of semiconductor chips, now owned or hereafter acquired, including, without limitation those set forth on EXHIBIT D attached hereto (collectively, the "Mask Works");

                  (g) Any and all claims for damages by way of past, present and future infringements of any of the rights included above, with the right, but not the obligation, to sue for and collect such damages for said use or infringement of the intellectual property rights identified above;

                  (h) All licenses or other rights to use any of the Copyrights, Patents, Trademarks, or Mask Works and all license fees and royalties arising from such use to the extent permitted by such license or rights, including, without limitation those set forth on EXHIBIT E attached hereto; and

                  (i) All amendments, extensions, renewals and extensions of any of the Copyrights, Trademarks, Patents, or Mask Works; and

                  (j) All proceeds and products of the foregoing, including without limitation all payments under insurance or any indemnity or warranty payable in respect of any of the foregoing.

         2. Authorization and Request. Grantor authorizes and requests that the Register of Copyrights and the Commissioner of Patents and Trademarks record this IP Agreement, and any amendments thereto, or copies thereof.

         3. Covenants and Warranties. Grantor represents, warrants, covenants and agrees as follows:

                  (a) Grantor is now the sole owner of the Intellectual Property Collateral, except for nonexclusive licenses granted by Grantor to its customers and resellers in the ordinary course of business.

                  (b) Performance of this IP Agreement does not conflict with or result in a breach of any material agreement to which Grantor is bound.

                  (c) During the term of this IP Agreement, Grantor will not transfer or otherwise encumber any interest in the Intellectual Property Collateral, except for non-exclusive licenses granted by Grantor in the ordinary course of business or as set forth in this IP Agreement;

                  (d) To its knowledge, each of the issued Patents is valid and enforceable, and no part of the Intellectual Property Collateral which had been registered has been judged invalid or unenforceable, in whole or in part, and no claim has been made that any part of the Intellectual Property Collateral violates the rights of any third party;

                  (e) Grantor shall promptly advise Lender of any material adverse change in the composition of the Intellectual Property Collateral, including but not limited to any subsequent ownership right of the Grantor in or to any Trademark, Patent, Copyright, or Mask Work specified in this IP Agreement;

                  (f) Grantor shall use its reasonable efforts to (unless in the judgment of the Grantor, it is no longer necessary for the business of the Grantor) (i) protect, defend and maintain the validity and enforceability of the Trademarks, Patents, Copyrights, and Mask Works, (ii) detect infringements of the Trademarks, Patents, Copyrights, and Mask Works and promptly advise Lender in writing of material infringements detected and (iii) not allow any Trademarks, Patents, Copyrights, or Mask Works to be abandoned, forfeited or dedicated to the public without the written consent of Lender, which shall not be unreasonably withheld, unless Grantor determines in its business judgment that abandonment is appropriate.

                  (g) Grantor shall take such further actions as Lender may reasonably request from time to time to perfect or continue the perfection of Lender's interest in the Intellectual Property Collateral;

                  (h) This IP Agreement creates, and in the case of after acquired Intellectual Property Collateral, this IP Agreement will create at the time Grantor first has rights in such after acquired Intellectual Property Collateral, in favor of Lender a valid and perfected first priority security interest and collateral assignment in the Intellectual Property Collateral in the United States securing the payment and performance of the obligations evidenced by the Loan Agreement;

                  (i) To its knowledge, except for, and upon, the filing of UCC financing statements, filings with the U.S. Patent and Trademark Office or the U.S. Copyright Office, or other notice filings or notations in appropriate filing offices, if necessary to perfect the security interests created hereunder, no authorization, approval or other action by, and no notice to or filing with, any U.S. governmental authority or U.S. regulatory body is required for the grant by Grantor of the security interest granted hereby, or for the execution, delivery or performance of this IP Agreement by Grantor in the U.S.;

                  (j) All information heretofore or herein supplied to Lender by or on behalf of Grantor with respect to the Intellectual Property Collateral is accurate and complete in all material respects.

                  (k) Grantor shall not enter into any agreement that would materially impair or conflict with Grantor's obligations hereunder without Lender's prior written consent, which consent shall not be unreasonably withheld.

                  (l) Upon any executive officer of Grantor obtaining actual knowledge thereof, Grantor will promptly notify Lender in writing of any event that materially adversely affects the value of any material Intellectual Property Collateral, the ability of Grantor to dispose of any material Intellectual Property Collateral of the rights and remedies of Lender in relation thereto, including the levy of any legal process against any of the Intellectual Property Collateral.

         4. Lender's Rights. Lender shall have the right, but not the obligation, to take, at Grantor's sole expense, any actions that Grantor is required under this IP Agreement to take but which Grantor fails to take, after fifteen (15) days' written notice to Grantor. Grantor shall reimburse and indemnify Lender for all reasonable costs and reasonable expenses incurred in the reasonable exercise of its rights under this Section 4.

         5.       Further Assurances; Attorney in Fact.

                  (a) On a continuing basis, Grantor will, upon the reasonable request by Lender, subject to any prior licenses, encumbrances and restrictions and prospective licenses, make, execute, acknowledge and deliver, and file and record in the proper filing and recording places in the United States, all such instruments, including appropriate financing and continuation statements and collateral agreements and filings with the United States Patent and Trademarks Office and the Register of Copyrights, and take all such action as may reasonably be deemed necessary or advisable, or as reasonably requested by Lender, to perfect Lender's security interest in all Copyrights, Patents, Trademarks, and Mask Works and otherwise to carry out the intent and purposes of this IP Agreement, or for assuring and confirming to Lender the grant or perfection of a security interest in all Intellectual Property Collateral.

                  (b) In addition to Section 5(a) above, Grantor shall not register any of its Copyrights or Mask Works with the Register of Copyrights without first executing and simultaneously registering an IP Agreement, in the identical form of this IP Agreement, with the Register of Copyrights, listing such Copyrights(s) on Exhibit A thereto and/or such Mask Works on Exhibit D in order to protect and perfect Lender's security interest in such

Copyrights or Mask Works. Promptly after such registration, Grantor shall forward to the Lender, at the address listed above, a copy of, and the original IP Agreement as filed with the Register of Copyrights.

                  (c) Grantor hereby irrevocably appoints Lender as Grantor's attorney-in-fact, with full authority in the place and stead of Grantor and in the name of Grantor, Lender or otherwise, from time to time in Lender's discretion, upon Grantor's failure or inability to do so, after written request by Lender, to take any action and to execute any instrument which Lender may deem necessary or advisable to accomplish the purposes of this IP Agreement, including:

                           (i) To modify, in its sole discretion, without first obtaining Grantor's approval of or signature to such modification, Exhibit A, Exhibit B, Exhibit C, and Exhibit D hereof, as appropriate, to include reference to any right, title or interest in any Copyrights, Patents, Trademarks or Mask Works acquired by Grantor after the execution hereof or to delete any reference to any right, title or interest in any Copyrights, Patents, Trademarks, or Mask Works in which Grantor no longer has or claims any right, title or interest; and

                           (ii) To file, in its sole discretion, one or more financing or continuation statements and amendments thereto, or other notice filings or notations in appropriate filing offices, relative to any of the Intellectual Property Collateral, with notice to, but without the consent of, Grantor, with all appropriate jurisdictions, as Lender deems appropriate, in order to further perfect or protect Lender's interest in the Intellectual Property Collateral.

         6. Events of Default. The occurrence of any of the following shall constitute an Event of Default under this IP Agreement:

                  (a) An Event of Default occurs and is continuing under the Loan Agreement; or

                  (b) Grantor breaches any warranty or agreement made by Grantor in this IP Agreement, which breach is not cured within ten (10) days of the occurrence thereof.

         7. Remedies. Upon the occurrence and continuance of an Event of Default, Lender shall have the right to exercise all the remedies of a secured party under the Massachusetts Uniform Commercial Code, including without limitation the right to require Grantor to assemble the Intellectual Property Collateral and any tangible property in which Lender has a security interest and to make it available to Lender at a place designated by Lender. Lender shall have a nonexclusive, royalty free license to use the Copyrights, Patents, Trademarks, and Mask Works to the extent reasonably necessary to permit Lender to exercise its rights and remedies upon the occurrence of an Event of Default. Grantor will pay any expenses (including reasonable attorney's fees) incurred by Lender in connection with the exercise of any of Lender's rights hereunder, including without limitation any expense incurred in disposing of the Intellectual Property Collateral. All of Lender's rights and remedies with respect to the Intellectual Property Collateral shall be cumulative.

         8. Indemnity. Grantor will indemnify, defend and hold harmless Lender and its officers, employees, and agents against: (a) obligations, demands, claims, and liabilities asserted by any other party in connection with the transactions contemplated by this IP Agreement; and (b) losses or expenses incurred, or paid by Lender from or consequential to transactions between Lender and Grantor (including reasonable attorneys fees and expenses), except for losses caused by Lender's gross negligence or willful misconduct.

         9. Termination. At such time as Grantor shall completely satisfy all of the obligations secured hereunder, Lender shall execute and deliver to Grantor and the appropriate registration/recording authorities, all releases, terminations, and other instruments as may be necessary or proper to release the security interest hereunder.

         10. Course of Dealing. No course of dealing, nor any failure to exercise, nor any delay in exercising any right, power or privilege hereunder shall operate as a waiver thereof.

         11. Amendments. This IP Agreement may be amended only by a written instrument signed by both parties hereto.

         12. Counterparts. This IP Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute the same instrument.

         EXECUTED as a sealed instrument under the laws of the Commonwealth of Massachusetts on the day and year first written above.

ADDRESS OF GRANTOR:                               GRANTOR:

400 Minuteman Road                                NAVISITE, INC.

Andover, Massachusetts 01810                      By: /s/ Jim Pluntze
                                                     --------------------------

                                                  Name: Jim Pluntze
                                                       ------------------------

                                                  Title: Chief Financial Officer
                                                         -----------------------

                                                  SILICON VALLEY BANK

                                                  By: /s/ David Reich
                                                     --------------------------

                                                  Name: David Reich
                                                       ------------------------

                                                  Title: Vice President
                                                        -----------------------

         Exhibit "A" attached to that certain Intellectual Property Security Agreement dated May 27, 2003.

                                   EXHIBIT "A"

                                   COPYRIGHTS

                         SCHEDULE A - ISSUED COPYRIGHTS

 COPYRIGHT                REGISTRATION         DATE OF
DESCRIPTION                 NUMBER            ISSUANCE
-----------                 ------            --------

NONE

                   SCHEDULE B - PENDING COPYRIGHT APPLICATIONS

                                                               FIRST DATE
 COPYRIGHT           APPLICATION      DATE OF     DATE OF       OF PUBLIC
DESCRIPTION            NUMBER         FILING     CREATION     DISTRIBUTION
-----------            ------         ------     --------     ------------

NONE

SCHEDULE C - UNREGISTERED COPYRIGHTS (Where No Copyright Application is Pending)

                                                         DATE AND
                                                        RECORDATION
                                                        NUMBER OF IP
                                                       AGREEMENT WITH
                                                      OWNER OR ORIGINAL
                                                          GRANTOR IF                ORIGINAL AUTHOR
                                                       AUTHOR OR OWNER                OR OWNER OF
                                 FIRST DATE             OF COPYRIGHT                 COPYRIGHT IS
 COPYRIGHT     DATE OF               OF                 IS DIFFERENT                 DIFFERENT ROM
DESCRIPTION   CREATION          DISTRIBUTION            FROM GRANTOR                    GRANTOR
-----------   --------          ------------            ------------                    -------

NONE

Exhibit "B" attached to that certain Intellectual Property Security Agreement dated May 27, 2003.

                                   EXHIBIT "B"

                                     PATENTS

  PATENT
DESCRIPTION    DOCKET NO.                     COUNTRY    SERIAL NO.            FILING DATE    STATUS
-----------    ----------                     -------    ----------            -----------    ------
SYSTEMS AND METHODS FOR                       U.S. APPLICATION NUMBER          FILED MAY 13, 2002
CENTRALIZED                                   10/145292
MANAGEMENT OF
DISTRIBUTED APPLICATIONS

REMOTE MANAGEMENT OF                          U.S. APPLICATION NUMBER          FILED MAY 13, 2002
DISTRIBUTED DATACENTERS                       10/145,453

REMOTE RESOURCE                               U.S. APLICATION NUMBER           FILED MAY 13, 2002
MANAGEMENT                                    10/145,429

CUSTOMER CONSOLE FOR                          U.S. APPLICATION NUMBER          FILED MAY 13, 2002
USE IN A NETWORK                              10/145,188
RESOURCE MANAGEMENT
SYSTEM

REMOTE DEVICE                                 U.S. APPLICATION NUMBER          FILED MAY 13, 2002
MANAGEMENT                                    10/145,478

AUTOMATIC PROVISIONING                        U.S. APPLICATION NUMBER          FILED MAY 13, 2002
OF REMOTE SERVERS                             10/145,183

COLLABORATIVE MULTI-                          U.S. APPLICATION NUMBER          FILED MAY 13, 2002
VENDOR MANAGEMENT OF                          10/145266
WEB SITES

PROBLEM RESOLUTION                            U.S. APPLICATION #10/266102      FILED OCTOBER 7, 2002
MANAGEMENT IN AN
OUTSOURCED WEB MODEL

Exhibit "C" attached to that certain Intellectual Property Security Agreement dated May 27, 2003.

                                   EXHIBIT "C"

                                   TRADEMARKS

     TRADEMARK
DESCRIPTION COUNTRY      SERIAL NO.      REG. NO       STATUS
-------------------      ----------      -------       ------

NONE

Exhibit "D" attached to that certain Intellectual Property Security Agreement dated May 27, 2003.

                                   EXHIBIT "D"

                                   MASK WORKS

     MASK WORK
DESCRIPTION COUNTRY       SERIAL NO.       REG. NO      STATUS
-------------------       ----------       -------      ------

NONE

Exhibit "E" attached to that certain Intellectual Property Security Agreement dated May 27, 2003.

                                   EXHIBIT "E"

                                    LICENSES

NONE